© 2026 GOLUB CAPITAL LLC GOLUB CAPITAL DIRECT LENDING UNLEVERED CORPORATION EARNINGS PRESENTATION | QUARTER ENDED JUNE 30, 2026

2 Such forward-looking statements may include statements preceded by, followed by or that otherwise include the words “may,” “might,” “will,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “estimate,” “anticipate,” “predict,” “potential,” “plan” or similar words. We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Actual results could differ materially from those anticipated in our forward-looking statements and future results could differ materially from historical performance. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. This presentation contains statistics and other data that have been obtained from or compiled from information made available by third-party service providers. We have not independently verified such statistics or data. In evaluating prior performance information in this presentation, you should remember that past performance is not a guarantee, prediction, or projection of future results, and there can be no assurance that we will achieve similar results in the future. Some of the statements in this presentation constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this presentation involve risks and uncertainties, including statements as to: our future operating results; our business prospects and the prospects of our portfolio companies, including our and their ability to achieve our respective objectives due to disruptions, including, without limitation, those caused by global health pandemics or other large scale events; the effect of investments that we expect to make and the competition for those investments; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with GC Advisors LLC ("GC Advisors"), our investment adviser, and other affiliates of Golub Capital LLC (collectively, "Golub Capital"); the dependence of our future success on the general economy and its effect on the industries in which we invest; the ability of our portfolio companies to achieve their objectives; the adequacy of our financing sources and working capital; the timing of cash flows, if any, from the operations of our portfolio companies; general economic and political trends and other external factors, changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets that could result in changes to the value of our assets; elevated levels of inflation, and its impact on us, on our portfolio companies and on the industries in which we invest; the ability of GC Advisors to locate suitable investments for us and to monitor and administer our investments; the ability of GC Advisors or its affiliates to attract and retain highly talented professionals; the ability of GC Advisors to continue to effectively manage our business due to disruptions, including those caused by global health pandemics or other large scale events; turmoil in Ukraine, Russia and the Middle East, including sanctions related to such turmoil, and the potential for volatility in energy prices and other supply chain issues and any impact on the industries in which we invest; our ability to qualify and maintain our qualification as a regulated investment company and as a business development company; the impact of information technology systems and systems failures, including data security breaches, data privacy compliance, network disruptions, and cybersecurity attacks; general price and volume fluctuations in the stock markets; the impact on our business of the Dodd- Frank Wall Street Reform and Consumer Protection Act, and the rules and regulations issued thereunder and any actions toward repeal thereof; and the effect of changes to tax legislation and our tax position. Disclaimer

3 Summary of Quarterly Results – GDLCU generated an annualized net income return on equity1 of 7.0% during the quarter ended June 30, 2026. – GDLCU has achieved an inception-to-date IRR2 on NAV of 8.4% through June 30, 2026. – The fair value of investments as of June 30, 2026 was $398.0 million. Total investments at fair value increased by $0.9 million or 0.2% as investment fundings outpaced repayments and investment exits during the quarter ended June 30, 2026. – The annualized investment income yield3 for the three months ended June 30, 2026 was 9.5%, an increase from 9.4% for the three months ended March 31, 2026. – Strong credit performance; over 97% of the investments in our portfolio at fair value continue to have an Internal Performance Rating of 4 or higher as of June 30, 2026 and there were three portfolio company investments on non-accrual. 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 2. Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning April 1, 2022 and ending June 30, 2026. The first investment in GDLCU took place on April 1, 2022. These returns do not represent an actual return to any investor in the Company. 3. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, amortization of capitalized fees and discounts and accrued PIK/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value.

4 Financial Highlights (Dollar amounts in 000s, except per share data) Quarter Ended Selected Financial Highlights June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 Net income (loss) $7,094 $7,515 $7,360 $2,007 $6,955 Net investment income 7,053 7,450 7,704 7,382 7,174 Net realized/unrealized gain (loss) 41 65 (344) (5,375) (219) Distributions declared 7,094 7,515 7,360 3,314 5,648 Quarter Ended Per Share1 and Return on Equity Statistics June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 Earnings (loss) per weighted average share $0.29 $0.29 $0.27 $0.07 $0.26 Net investment income per weighted average share 0.29 0.29 0.29 0.27 0.27 Accrual (reversal) for capital gain incentive fee per weighted average share 0.00* 0.00* (0.00)* (0.02) 0.00 Net investment income before accrual (reversal) for capital gain incentive fee (net) per weighted average share2 0.29 0.29 0.29 0.25 0.27 Net realized/unrealized gain (loss) per weighted average share 0.00* 0.00* (0.02) (0.20) (0.01) Annualized return on equity – net income3 7.9% 7.7% 7.3% 2.0% 7.0% Quarterly return on equity – net income4 2.0% 1.9% 1.8% 0.5% 1.7% Net asset value $15.00 $15.00 $15.00 $14.95 $15.00 * Represents an amount less than $0.01. 1. Per share returns are calculated based on the daily weighted average shares outstanding during the period presented. 2. As a supplement to U.S. generally accepted accounting principles (“GAAP”) financial measures, the Company has provided this non-GAAP financial measure. The Company believes that this non-GAAP financial measure is useful as it excludes the accrual of the capital gain incentive fee which is not contractually payable under the terms of the Company’s Investment Advisory Agreement. The capital gain incentive fee payable for the period ended June 30, 2026, as calculated under the Investment Advisory Agreement is $0. However, in accordance with GAAP, the Company is required to include aggregate unrealized appreciation on investments in the calculation and accrue a capital gain incentive fee on a quarterly basis as if such unrealized capital appreciation were realized, even though such unrealized capital appreciation is not permitted to be considered in calculating the fee actually payable under the Investment Advisory Agreement. Although this non-GAAP financial measure is intended to enhance investors’ understanding of the Company’s business and performance, this non-GAAP financial measure should not be considered an alternative to GAAP. 3. Return on equity calculations are based on daily weighted average of total net assets during the period presented. 4. Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented.

5 Portfolio Highlights - New Originations – Total investments at fair value increased by approximately 0.2%, or $0.9 million, during the three months ended June 30, 2026. – Total investments in portfolio companies at fair value was $398.0 million at June 30, 2026. Quarter Ended June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026(6) Select Portfolio Funds Roll Data (in millions) New Investment Commitments $24.5 $40.7 $21.4 $5.9 N/A Exits and Sales of Investments 6.0 10.5 14.9 2.6 7.6 Net Funds Growth1 20.6 28.0 4.2 2.8 0.9 Asset Mix of New Investments Senior Secured 2% 5% 22% 9% N/A One Stop 97% 93% 77% 90% N/A Junior Debt2 —% 1% —% —% N/A Equity and Other Investments 1% 1% 1% 1% N/A Portfolio Rotation - Debt Investments Weighted average rate on new investment fundings3 9.1% 9.1% 8.4% 8.4% N/A Weighted average spread over the applicable base rate of new floating rate investments4 4.8% 5.0% 4.6% 4.7% N/A Weighted average rate of sales and payoffs of portfolio investments5 9.3% 11.1% 9.4% 9.3% 8.6% Weighted average fees on new investments 0.6% 0.6% 0.5% 0.5% N/A 1. Net funds growth includes the impact of new investments and exits of investments as noted in the table above, as well as other variables such as net funding on revolvers, net change in unamortized fees, net change in unrealized appreciation (depreciation), etc. 2. Junior Debt is comprised of subordinated debt and second lien loans. 3. Weighted average interest rate on new loan investments is based on the contractual interest rate at the time of funding. For variable rate loans that have a Secured Overnight Financing Rate (“SOFR”), Prime or an applicable foreign base rate for loans denominated in foreign currency, the contractual rate is calculated using the current applicable base rate, the spread over the applicable base rate and the impact of any floor. For positions that have a SOFR and Prime rate option, the contractual rate is calculated using current SOFR at the time of funding, the spread over SOFR and the impact of any SOFR floor. For fixed rate loans, the contract rate is the stated fixed rate. 4. Weighted average spread over the applicable base rate of new floating rate loan investments is based on the contractual interest rate spread at the time of funding. Applicable base rates include SOFR, Prime and applicable foreign base rates for loans denominated in foreign currency. For variable rate loans that have a SOFR and Prime rate option, the SOFR spread was used in the calculation. For variable rate loans that only have a Prime rate option, the Prime spread was used. 5. Excludes the disposition of non-accrual assets, if any. 6. The Company did not originate any new investment commitments during the three months ended June 30, 2026; accordingly, the investment origination type and yield information is presented as N/A for the period.

6 GDLCU Generated 7.0% Annualized Return to Shareholders1 NAV Per Share Bridge $14.95 $0.27 $(0.21) $0.00 $0.02 $(0.03) $15.00 March 31, 2026 NAV Net Investment Income Dividends Recorded in June 30, 2026 Quarter Net Realized/ Unrealized Gain (Loss) on Foreign Currency Transactions Net Realized Gain (Loss) on Investments Net Change in Unrealized Appreciation (Depreciation) on Investments June 30, 2026 NAV Net Realized & Unrealized Loss: ($0.01) * * Represents an amount less than $0.01. 1. Return on equity calculations are based on daily weighted average of total net assets during the period presented.

7 Portfolio Highlights - Portfolio Diversity as of June 30, 2026 Portfolio Composition by Seniority * Junior Debt represents an amount less than 1%. 1. Junior Debt is comprised of second lien and subordinated debt 2. The percentage of fixed rate and floating rate loans is calculated using total debt investments at fair value and excludes equity investments. 3. Based on S&P 2018 industry code. The largest industries represented as approximate percentages of the portfolio at fair value are labeled. All other industry segments are each below 3%. 2%0%* 92% 6% Investment Portfolio $398MM | 204 Portfolio Companies | Average Size 0.5% First Lien Traditional Senior First Lien One Stop Junior Debt1 Equity 98% First Lien Diversification by Portfolio Company Avg Size 0.5% Top 10 Portfolio Companies 17% Top 25 Portfolio Companies 37% Remaining 179 Portfolio Companies 63% Diversification by Industry3Portfolio Composition by Interest Rate Type on Loans2 Floating, 99% Fixed, 1% Software 25% Diversified Consumer Services 9% Specialty Retail 6% Insurance 6% Hotels, Restaurants & Leisure 6% Automobiles 5% Healthcare Providers & Services 5% Healthcare Technology 5% IT Services 3% Professional Services 3% Commercial Services & Supplies, 3% 26 industries below 3%

8 Portfolio Highlights - Economic Analysis 1. Investment income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash, amortization of capitalized fees and discounts and accrued PIK/non-cash dividend income, divided by (b) the daily average of total earning investments at fair value. 2. Income yield is calculated as (a) the actual amount earned on earning investments, including interest and fee income, interest earned on cash and accrued PIK/non-cash dividend income but excluding amortization of capitalized fees and discounts, divided by (b) the daily average of total earning investments at fair value. 12.6% 11.1% 10.8% 10.5% 10.5% 10.0% 9.4% 9.5% 12.1% 10.8% 10.3% 10.2% 10.1% 9.6% 9.1% 9.2% 4.6% 4.3% 4.3% 4.3% 4.0% 3.7% 3.7% 3.7% Investment income yield¹ Income yield² 3-Month Secured Overnight Financing Rate ("SOFR") FY’24 Q 4 FY’25 Q 1 FY’25 Q 2 FY’25 Q 3 FY’25 Q 4 FY’26 Q 1 FY’26 Q 2 FY’26 Q 3 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 11.0% 12.0% 13.0% 14.0%

9 Portfolio Highlights - Portfolio Ratings Internal Performance Ratings (% of Portfolio at Fair Value) At Fiscal Year End At Quarter End Rating 2022 2023 2024 2025 December 31, 2025 March 31, 2026 June 30, 2026 5 2.3% 0.0% 0.1% 7.3% 3.0% 3.0% 1.6% 4 97.7% 99.7% 98.7% 91.4% 94.5% 94.5% 95.6% 3 0.0% 0.3% 1.2% 1.3% 2.4% 2.4% 2.7% 2 0.0% 0.0% 0.0% 0.0%* 0.1% 0.1% 0.1% 1 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% Grand Total 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% Internal Performance Ratings Definition Rating Definition 5 Borrower is performing above expectations and the trends and risk factors are generally favorable 4 Borrower is generally performing as expected and the risk factors are neutral to favorable 3 Borrower could be out of compliance with debt covenants; however, loan payments are generally not past due 2 Borrower is performing materially below expectations and the loan’s risk has increased materially since origination 1 Borrower is performing substantially below expectations and the loan’s risk has substantially increased since origination – Over 97% of the investments in our portfolio at fair value have an Internal Performance Rating of 4 or higher as of June 30, 2026, and three portfolio company investments were on non-accrual, representing just 0.2% and 0.1% as a percentage of total investments at cost and fair value, respectively. * Represents an amount less than 0.1%

10 Quarterly Statements of Financial Condition As of (Dollar amounts in 000s, except share and per share data) June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 (unaudited) (audited) (unaudited) (unaudited) (unaudited) Assets Investments, at fair value $362,103 $390,128 $394,298 $397,083 $397,960 Cash, cash equivalents and foreign currencies 15,736 15,013 10,249 3,768 6,804 Other assets 3,393 4,631 4,797 2,527 3,836 Total Assets $381,232 $409,772 $409,344 $403,378 $408,600 Liabilities and Net Assets Distribution payable $4,875 $5,130 $4,871 $864 $4,699 Management and income incentive fees payable 1,668 1,780 1,852 1,760 1,796 Other liabilities 1,186 1,275 1,034 474 518 Total Liabilities $7,729 $8,185 $7,757 $3,098 $7,013 Total Net Assets $373,503 $401,587 $401,587 $400,280 $401,587 Total Liabilities and Net Assets $381,232 $409,772 $409,344 $403,378 $408,600 Net Asset Value per Share $15.00 $15.00 $15.00 $14.95 $15.00 Common shares outstanding 24,900,244 26,772,467 26,772,467 26,772,467 26,772,467

11 Quarterly Operating Results Quarter Ended (Dollar amounts in 000s, except share and per share data) June 30, 2025 September 30, 2025 December 31, 2025 March 31, 2026 June 30, 2026 (unaudited) (unaudited) (unaudited) (unaudited) (unaudited) Investment Income Interest income $8,973 $9,511 $9,744 $9,061 $9,283 Dividend income 15 60 73 16 4 Fee income 30 95 27 13 38 Total Investment Income $9,018 $9,666 $9,844 $9,090 $9,325 Expenses Interest and other debt financing expenses $— $— $— $2 $— Base management fee, net of waiver $885 $951 $1,000 $985 $999 Incentive fee, net of waiver 783 829 852 775 797 Incentive fee – capital gains 5 7 (34) (408) — Other operating expenses 292 429 322 354 355 Total Expenses $1,965 $2,216 $2,140 $1,708 $2,151 Net Investment Income $7,053 $7,450 $7,704 $7,382 $7,174 Net Gain (Loss) on Investments and Foreign Currency Net realized gain (loss) on investments and foreign currency transactions $5 $7 ($228) $1 $448 Net unrealized appreciation (depreciation) on investments and foreign currency transactions 36 58 (116) (5,376) (667) Net gain (loss) on investments and foreign currency transactions $41 $65 ($344) ($5,375) ($219) Net increase/(decrease) in net assets resulting from operations $7,094 $7,515 $7,360 $2,007 $6,955 Per Share1 Earnings per weighted average share $0.29 $0.29 $0.27 $0.07 $0.26 Net investment income per weighted average share $0.29 $0.29 $0.29 $0.27 $0.27 Distributions declared per share2 $0.29 $0.29 $0.27 $0.12 $0.21 Weighted average common shares outstanding 24,156,073 25,724,429 26,772,467 26,772,467 26,772,467 1. Except as otherwise noted, per share data is calculated based on the daily weighted average shares outstanding during the period presented. 2. Per share data are based on (i) the total distributions paid for each respective record date during the period presented divided by (ii) the total number of shares outstanding on each respective record date. Please see slide titled, “Common Stock and Distribution Information” included in this presentation for details on the distributions declared during the period.

12 Quarterly Return on Equity Since Inception* 0.4% 1.2% 2.1% 2.8% 2.5% 2.5% 2.4% 3.1% 2.7% 2.5% 2.3% 2.1% 2.0% 1.9% 1.8% 0.5% 1.7% Jun- 22 Sep- 22 Dec- 22 Mar- 23 Jun- 23 Sep- 23 Dec- 23 Mar- 24 Jun- 24 Sep- 24 Dec- 24 Mar- 25 Jun- 25 Sep- 25 Dec- 25 Mar- 26 Jun- 26 Avg. 2.0% Investors in GDLCU have achieved an 8.4% IRR on NAV1 * Quarterly return on equity is calculated as the annualized return on average equity divided by four. Return on equity calculations are based on the daily weighted average of total net assets during the period presented. 1. The 8.4% Internal rate of return (“IRR”) on net asset value (“NAV”) is calculated at the fund level using beginning of period NAV, capital share issuances during the period, distributions paid or payable during the period, and ending period NAV. Period beginning April 1, 2022 and ending June 30, 2026. The first investment in GDLCU took place on April 1, 2022. These returns do not represent an actual return to any investor in GDLCU.

13 Liquidity and Capital Subscriptions Cash and Cash Equivalents – Unrestricted cash and cash equivalents and foreign currencies totaled $6.8 million as of June 30, 2026. Capital Subscriptions – As of June 30, 2026, we had total investor capital subscriptions of $401.2 million and contributed capital of $401.2 million (100.0% called capital ratio). Debt Facilities – Availability – GC Advisors Revolver - As of June 30, 2026, we had $75.0 million of remaining commitments and availability on our $75.0 million unsecured line of credit with GC Advisors.

14 Common Stock and Distribution Information Distributions Paid and Payable (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount February 3, 2025 April 18, 2025 April 2025 24,103,543.606 June 17, 2025 $0.0921 $2,219 May 2, 2025 May 26, 2025 May 2025 24,103,543.606 August 20, 2025 0.0995 2,398 May 2, 2025 June 20, 2025 June 2025 24,103,543.606 August 20, 2025 0.1027 2,477 Total for Quarter Ended June 30, 2025 $0.2943 $7,094 May 2, 2025 July 18, 2025 July 2025 24,900,243.606 September 17, 2025 $0.0958 $2,385 August 1, 2025 August 26, 2025 August 2025 25,836,355.539 November 20, 2025 0.1071 2,767 August 1, 2025 September 15, 2025 September 2025 25,836,355.539 November 20, 2025 0.0915 2,363 Total for Quarter Ended September 30, 2025 $0.2944 $7,515 August 1, 2025 October 15, 2025 October 2025 26,772,467.472 December 17, 2025 $0.0930 $2,489 November 14, 2025 November 14, 2025 November 2025 26,772,467.472 January 21, 2026 0.0932 2,497 November 14, 2025 December 12, 2025 December 2025 26,772,467.472 February 18, 2026 0.0887 2,374 Total for Quarter Ended December 31, 2025 $0.2749 $7,360 November 14, 2025 January 16, 2026 January 2026 26,772,467.472 March 18, 2026 $0.0915 $2,450 February 2, 2026 February 25, 2026 February 2026 26,772,467.472 May 20, 2026 0.0323 864 February 2, 2026 March 16, 2026 March 20261 26,772,467.472 May 20, 2026 — — Total for Quarter Ended March 31, 2026 $0.1238 $3,314 February 2, 2026 April 17, 2026 April 2026 26,772,467.472 June 17, 2026 $0.0355 $949 May 1, 2026 May 25, 2026 May 2026 26,772,467.472 August 19, 2026 0.0953 2,553 May 1, 2026 June 19, 2026 June 2026 26,772,467.472 August 19, 2026 0.0802 2,146 Total for Quarter Ended June 30, 2026 $0.2110 $5,648 1. On February 2, 2026, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of March 31, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period March 1, 2026 through March 31, 2026 and the payment of this distribution is $15.00 per share. As the net asset value per share was $15.00 per share or lower, the distribution declared for the period was zero.

15 Common Stock and Distribution Information (cont’d) Distributions Declared (Dollar amounts in 000s, except share and per share data) Date Declared Record Date Earnings Period Shares Outstanding Payment Date Amount Per Share Total Amount May 1, 2026 July 17, 2026 July 20261 26,772,467.472 September 16, 2026 TBD TBD July 31, 2026 August 24, 2026 August 20262 TBD November 19, 2026 TBD TBD July 31, 2026 September 14, 2026 September 20263 TBD November 19, 2026 TBD TBD July 31, 2026 October 16, 2026 October 20264 TBD December 16, 2026 TBD TBD 1. On May 1, 2026, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of July 31, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period July 1, 2026 through July 31, 2026 and the payment of this distribution is $15.00 per share. 2. On July 31, 2026, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of August 31, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period August 1, 2026 through August 31, 2026 and the payment of this distribution is $15.00 per share. 3. On July 31, 2026, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of September 30, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period September 1, 2026 through September 30, 2026 and the payment of this distribution is $15.00 per share. 4. On July 31, 2026, our board of directors declared a distribution in an amount (if positive) such that our net asset value as of October 31, 2026 on a pro forma basis after giving effect to the net increase in net assets resulting from operations earned by us (if positive) as determined in accordance with GAAP for the period October 1, 2026 through October 31, 2026 and the payment of this distribution is $15.00 per share.